UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 6, 2014

PERRIGO COMPANY PLC

(Exact name of registrant as specified in its charter)

Ireland	333-190859	Not Applicable
(State of other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification
Incorporation)		No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland

(Address of principal executive offices)

Registrant's telephone number, including area code: +353 1 6040031

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition

On February 6, 2014, Perrigo Company plc (the “Company”) released earnings for the second quarter and year-to-date fiscal 2014. The press release related to the Company’s earnings is attached as Exhibit 99.1.

The earnings release contains certain non-GAAP measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts different than the most directly comparable measure calculated and presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP) in the statements of income, balance sheets or statements of cash flows of the company. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation for cost of sales, gross profit, operating expenses, operating income, income tax expense, net income and earnings per share within its earnings release to the most directly comparable U.S. GAAP measures for these non-GAAP measures.

The Company excludes the items listed below in the applicable period when monitoring and evaluating the on-going financial results and trends of its business, and believes that presenting operating results excluding these items is also useful for investors, since it provides important insight into the Company's on-going core business operations on a normalized basis. Adjusted earnings is one of the primary indicators management uses for planning and forecasting in future periods, including trending and analyzing the core operating performance of the Company’s business from period to period without the effect of the non-core business items indicated. Management uses adjusted earnings to prepare operating budgets and forecasts and to measure the Company’s performance against those budgets and forecasts on a corporate and segment level.

Items excluded from reported results and guidance:

Second Quarter and Year-to-Date Fiscal 2013 Results

-	Amortization of acquired intangible assets related to business combinations and asset acquisitions
-	A charge associated with the step-up in value of inventory acquired
-	Transaction and severance charges for completed business acquisitions
-	Loss on sale of investment

Second Quarter and Year-to-Date Fiscal 2014 Results

-	Amortization of acquired intangible assets related to business combinations and asset acquisitions
-	Transaction charges for completed business acquisition
-	Restructuring charges related to completed business acquisition and for organizational improvements
-	Write-offs of in-process research and development
-	Escrow settlement
-	Write-off of contingent consideration
-	Losses on equity method investments
-	Litigation settlement

Fiscal 2013 Results

-	Amortization of acquired intangible assets related to business combinations and asset acquisitions
-	Charges associated with the step-ups in value of inventory acquired
-	Acquisition, severance and other integration-related charges for completed business acquisitions
-	Losses on sales of investments
-	Write-off of in-process research and development
-	Restructuring charges related to completed business acquisition

Fiscal 2014 Guidance

-	Amortization of acquired intangible assets related to business combinations and asset acquisitions

-	Transaction charges for completed business acquisition
-	Litigation settlement
-	Restructuring charges related to completed business acquisition and for organizational improvements
-	Write-offs of in-process research and development
-	Escrow settlement
-	Write-off of contingent consideration
-	Losses on equity method investments

The information in this Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release issued by Perrigo Company plc on February 6, 2014, furnished solely pursuant to Item 2.02 of Form 8-K.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRIGO COMPANY PLC
(Registrant)

	By:	/s/ Judy L. Brown
Dated: February 6, 2014		Judy L. Brown
Executive Vice President and
Chief Financial Officer
(Principal Accounting and Financial Officer)

Exhibit Index

Exhibit 99.1 – Press Release issued by Perrigo Company plc on February 6, 2014, furnished solely pursuant to Item 2.02 of Form 8-K.